Exhibit 10.12

STOCK AND NOTE PURCHASE AGREEMENT

by and among

EXLSERVICE HOLDINGS, INC.

OAK HILL CAPITAL PARTNERS, L.P.

OAK HILL CAPITAL MANAGEMENT PARTNERS, L.P.

FINANCIAL TECHNOLOGY VENTURES (Q), L.P.

VIKRAM TALWAR

and

ROHIT KAPOOR

Dated: December 13, 2002

TABLE OF CONTENTS

		Page #
ARTICLE I	DEFINITIONS	2

1.1	Definitions	2

ARTICLE II	PURCHASE AND SALE OF THE OFFERED SECURITIES	5

2.1	Purchase and Sale of Common Stock and Preferred Stock	5
2.2	Purchase and Sale of Senior Debt	5
2.3	Restrictions on Purchased Common Stock and the Purchased Preferred Stock	5
2.4	Restrictions on Senior Debt	5
2.5	Closing	6
2.6	Further Assurances	6
2.7	Sale and Transfer Taxes	6
2.8	Subsequent Offering of Available Employee Securities	6

ARTICLE III	REPRESENTATIONS AND WARRANTIES OF THE COMPANY	6

3.1	Existence and Power	6
3.2	Authorization	7
3.3	Binding Effect	7
3.4	Ownership of Offered Securities	7
3.5	Broker’s, Finder’s or Similar Fees	7

ARTICLE IV	REPRESENTATIONS AND WARRANTIES OF THE INVESTORS	7

4.1	Existence and Power	7
4.2	Authorization; No Contravention	7
4.3	Governmental Authorization; Third Party Consents	8
4.4	Binding Effect	8
4.5	Purchase for Own Account	8
4.6	Restricted Securities	9
4.7	Broker’s, Finder’s or Similar Fees	9
4.8	Accredited Investor	9

ARTICLE V	CONDITIONS PRECEDENT TO THE OBLIGATIONS OF INVESTORS TO CLOSE	9

5.1	Representations and Covenants	9

i

		Page #
5.2	No Orders	9

ARTICLE VI	CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE COMPANY TO CLOSE	10

6.1	Representations and Covenants	10
6.2	No Orders	10

ARTICLE VII	MISCELLANEOUS	10

7.1	Survival of Representations and Warranties	10
7.2	Notices	11
7.3	Successors and Assigns; Third Party Beneficiaries	13
7.4	Assignments	13
7.5	Amendment and Waiver	13
7.6	Counterparts	13
7.7	Headings	13
7.8	Severability	13
7.9	Rules of Construction	13
7.10	Entire Agreement	14
7.11	No Public Announcement; No Disclosure	14
7.12	Governing Law	14
7.13	Consent to Jurisdiction and Service of Process	14
7.14	Termination	14

ii

EXECUTION COPY

STOCK AND NOTE PURCHASE AGREEMENT

STOCK AND NOTE PURCHASE AGREEMENT, dated as of December 13, 2002 (this “Agreement”), by and among ExlService Holdings, Inc., a Delaware corporation (the “Company”), Oak Hill Capital Partners, L.P., a Delaware limited partnership (“OHCP”), Oak Hill Capital Management Partners, L.P., a Delaware limited partnership (“OHCMP”, and, together with OHCP, “Oak Hill”), Financial Technology Ventures (Q), L.P., a Delaware limited partnership, and certain of its affiliates which are signatories hereto (collectively, “FT”), Vikram Talwar, an individual, Rohit Kapoor, an individual (together, “Senior Management”, and, collectively, with Oak Hill, FT and Senior Management, the “Investors”), for the purchase by the Investors of certain securities of the Company as described below.

WHEREAS, Oak Hill, FT, the Company, Conseco Inc., an Indiana corporation (“Conseco”), and certain subsidiaries of Conseco, have entered into a certain Stock Purchase Agreement (the “Stock Purchase Agreement”), as of November14, 2002, providing for the purchase and sale of all of the outstanding capital stock of ExlService.com, Inc., a Delaware corporation (“Exl”);

WHEREAS, the Company, on the one hand, and Senior Management, on the other hand, have entered into separate restricted stock purchase agreements (the “Senior Management Restricted Stock Purchase Agreements”), as of November 14, 2002, pursuant to which Senior Management collectively will receive 2,000,000 shares of Series A Common Stock of the Company, $0.001 par value per share, of which certain shares shall be subject to a right of repurchase in favor of the Company (the “Senior Management Restricted Stock”);

WHEREAS, the Investors have entered into a Stockholders Agreement (the “Stockholders Agreement”), dated as of November 14, 2002, pursuant to which the Investors will acquire certain rights and agree to certain restrictions and obligations in connection with the capital stock of the Company as described therein;

WHEREAS, upon the terms and conditions set for in this Agreement, the Company proposes to issue and sell or transfer to the Investors, and the Investors agree to purchase or acquire from the Company, in the amounts set forth on Schedule 2.1 hereto: (A) promissory notes, with an aggregate principal amount of $4,674,000 (the “Senior Debt”); (B) an aggregate amount of 7,478,260 shares of Series A Common Stock of the Company, $0.001 par value per share, for an aggregate purchase price of $1,667,522 (the “Common Stock, and, collectively with the Senior Management Restricted Stock, the “Outstanding Common Stock”); and (C) 42,844.22 shares of Series A Preferred Stock of the Company, $0.001 par value per share, for an aggregate purchase price of $3,985,003 (the “Preferred Stock” and, collectively, with the Senior Debt and the Common Stock, the “Offered Securities”).

WHEREAS, the Company proposes to offer to certain senior employees of Exl and its wholly owned Indian subsidiary (the “Senior Employees”) the opportunity to collectively purchase (A) promissory notes, with an aggregate principal amount of up to $326,000 (the “Employee Notes”), (B) up to 521,739 shares of Series B Common Stock of the Company, $0.001 par value per share, for an aggregate purchase price of $125,000 (the “Employee Common Stock”) and (C) up to 2,989.13 shares of Series A Preferred Stock of the Company, $0.001 par value per share, for an aggregate purchase price of $299,000 (the “Employee Preferred Stock,” and collectively with the Employee Notes and Employee Common Stock, the “Employee Securities”);

WHEREAS, if the Senior Employees fail to purchase all or any portion of the Employee Securities (the “Available Employee Securities”), the Company proposes to offer to the Investors the opportunity to purchase the Available Employee Securities pro rata in accordance with their respective ownership of the Outstanding Common Stock;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

“Accredited Investors” has the meaning set forth in Section 4.8 of this Agreement.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Available Employee Securities” has the meaning set forth in the Recitals.

“Board” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

“Capital Stock” means corporate stock, excluding in each case any debt security that is convertible into, or exchangeable for, capital stock of the Company.

“Certificate of Incorporation” means the Certificate of Incorporation of the Company as in effect on the date hereof and as hereafter from time to time amended, modified or supplemented in accordance with the terms thereof.

“Closing” has the meaning set forth in Section 2.5 of this Agreement.

“Closing Date” has the meaning set forth in Section 2.5 of this Agreement.

“Common Stock” has the meaning set forth in the preamble to this Agreement.

“Debt Purchase Price” has the meaning set forth in Section 2.2

“Employee Common Stock” has the meaning set forth in the Recitals.

“Employee Notes” has the meaning set forth in the Recitals.

“Employee Preferred Stock” has the meaning set forth in the Recitals.

“Employee Securities” has the meaning set forth in the Recitals.

“Employment Agreements” means (i) the Employment and Non-Competition Agreement dated as of November 14, 2002, by and among ExlService.com, Inc., ExlService.com (India) Private Limited and Vikram Talwar; and (ii) the Employment and Non-Competition Agreement, dated as of November 14, 2002, by and among ExlService.com, Inc., ExlService.com (India) Private Limited, and Rohit Kapoor.

“Governmental Authority” means the government of any nation, state, city, locality or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

“Indemnified Party” has the meaning set forth in Section 7.3 of this Agreement.

“Investors” has the meaning set forth in the preamble to this Agreement.

“Lien” means any mortgage, title defect or objection, judgment, claim, charge, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or preference, priority, right or other security interest or preferential arrangement of any kind or nature whatsoever.

“Offered Securities” has the meaning set forth in the preamble to this Agreement.

“Orders” means any judgment, injunction, writ, award, decree or order of any nature.

“Outstanding Common Stock” has the meaning set forth in the Recitals.

“Person” means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

“Preferred Stock” has the meaning set forth in the preamble to this Agreement.

“Promissory Notes” means all of the promissory notes issued by the Company in favor of each of the Investors pursuant to this Agreement.

“Purchased Common Stock” has the meaning set forth in Section 2.1 of this Agreement.

“Purchased Preferred Stock” has the meaning set forth in Section 2.2 of this Agreement.

“Purchased Senior Debt” has the meaning set forth in Section 2.3 of this Agreement.

“Requirement of Law” means, as to any Person, any law, statute, treaty, rule, regulation, right, privilege, qualification, license or franchise or determination of an arbitrator or a court or other Governmental Authority or stock exchange, in each case applicable or binding upon such Person or any of its property or to which such Person or any of its property is subject or pertaining to any or all of the transactions contemplated or referred to herein.

“Restricted Stock” has the meaning set forth in the Recitals.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Senior Debt” has the meaning set forth in the preamble to this Agreement.

“Senior Employees” has the meaning set forth in the Recitals.

“Senior Management Restricted Stock” has the meaning set forth in the preamble to this Agreement.

“Senior Management Restricted Stock Purchase Agreements” has the meaning set forth in the preamble to this Agreement.

“Stockholders Agreement” has the meaning set forth in the preamble to this Agreement.

“Stock Purchase Agreement” has the meaning set forth in the preamble to this Agreement.

“Voting Stock” means the Capital Stock of any Person as of any date that is at the time entitled to vote in the election of the board of directors or other analogous body of such Person.

ARTICLE II

PURCHASE AND SALE OF THE OFFERED SECURITIES

2.1 Purchase and Sale of Common Stock and Preferred Stock. Subject to the terms and conditions herein set forth, the Company agrees to issue and sell or transfer to each Investor, and each Investor severally agrees to purchase, or, in the case of the Senior Management with respect to the Preferred Stock, acquire from the Company, on the Closing Date the number of shares of Common Stock and Preferred Stock set forth opposite such Investor’s name on Schedule 2.1 hereto, for the purchase or acquisition price (such Investor’s “Purchase Price”) set forth opposite such Investor’s name on Schedule 2.1 hereto (all of the shares of Common Stock being purchased or acquired pursuant hereto being referred to herein as the “Purchased Common Stock” and all of the shares of Preferred Stock being purchased or acquired pursuant hereto being referred to herein as the “Purchased Preferred Stock”).

2.2 Purchase and Sale of Senior Debt. Subject to the terms and conditions herein set forth, the Company agrees to issue and sell or transfer to each Investor, and each Investor severally agrees to purchase, or, in the case of the Senior Management, acquire from the Company, on the Closing Date, that Investor’s pro-rata amount of the Senior Debt set forth opposite such Investor’s name on Schedule 2.1 hereto, for the purchase or acquisition price (the “Debt Purchase Price”) set forth opposite such Investor’s name on Schedule 2.1 hereto (all of the shares of Senior Debt being purchased or acquired pursuant hereto being referred to herein as the “Purchased Senior Debt”).

2.3 Restrictions on Purchased Common Stock and the Purchased Preferred Stock. The Purchased Common Stock and the Purchased Preferred Stock shall be subject to certain restrictions and obligations set forth in the Certificate of Incorporation and the Stockholders Agreement. In addition to the restrictions and obligations set forth in the previous sentence, the Purchased Preferred Stock owned by the Senior Management shall be subject to certain vesting provisions, and the Purchased Common Stock and the Purchased Preferred Stock owned by the Senior Management shall be subject to certain rights of offset and recovery, as set forth in the respective Employment and Confidentiality Agreements entered into by and among the Company, its subsidiaries and each of the members of the Senior Management (the “Employment Agreements”).

2.4 Restrictions on Senior Debt. The Purchased Senior Debt shall have the rights set forth in the Promissory Notes. The Purchased Senior Debt owned by Senior Management shall be subject to certain vesting provisions set forth in the Employment Agreements.

2.5 Closing. The closing of the sale and purchase of the Offered Securities (the “Closing”) shall take place at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, at 10:00 a.m., local time, on the date hereof, or at such other time, place and date that the Company and the Investors may agree in writing (the “Closing Date”). On the Closing Date, upon payment to the Company of the Purchase Price from each Investor, the Company shall deliver to such Investor a certificate or certificates in definitive form and registered in the name of such Investor, representing such Investor’s Offered Securities. It is hereby acknowledged that the Senior Management have delivered the entire amount of their applicable Purchase Price in respect of the Purchased Preferred Stock and Debt Purchase Price in the form of services provided to the Company prior to the date hereof.

2.6 Further Assurances. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement. Each such party shall use its best efforts to fulfill or obtain the fulfillment of the conditions to the Closing set forth in Articles V and VI.

2.7 Sale and Transfer Taxes. Any taxes and any transfer, recording or similar fees and charges arising out of or in connection with the transfer of the Purchased Common Stock, the Purchased Preferred Stock, and the Senior Debt contemplated by this Agreement shall be borne by the Company.

2.8 Subsequent Offering of Available Employee Securities. If following the offering of the Employee Securities there exist any Available Employee Securities, the Company shall offer to the Investors the opportunity to purchase the Available Employee Securities pro rata in accordance with their respective ownership of the Outstanding Common Stock. Upon such offering, Oak Hill and FT shall purchase their pro rata share of the Available Employee Securities, and, if the Senior Management fail to purchase all or any portion of their pro rata share of such securities, Oak Hill and FT shall purchase all of the then remaining Available Employee Securities pro rata in accordance with their respective ownership of the Common Stock.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Investors, as of the date of this Agreement, as follows:

3.1 Existence and Power. The Company is a Delaware corporation, duly organized and validly existing under the laws of the jurisdiction of its formation and has the requisite power and authority to execute, deliver and perform its obligations hereunder.

3.2 Authorization. The execution, delivery and performance by the Company of this Agreement and the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action.

3.3 Binding Effect. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

3.4 Ownership of Offered Securities. The Company has the sole and unrestricted right to issue, sell and/or transfer the Offered Securities. Upon transfer to each Investor by the Company of the Offered Securities, each Investor will have good and unencumbered title to the Offered Securities, free and clear of all Liens.

3.5 Broker’s, Finder’s or Similar Fees. There are no brokerage commissions, finder’s fees or similar fees or commissions payable by the Company in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Company or any action taken by the Company.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

Each of the Investors hereby represents and warrants, severally and not jointly, as of the date of this Agreement, to the Company as follows:

4.1 Existence and Power. Such Investor (i) is (a) an individual, (b) a limited partnership, or (c) a trust; (ii) with respect to (b) and (c) in clause (i) of this Section 4.1, is duly organized and validly existing under the laws of the jurisdiction of its formation; and (iii) with respect to (a), (b), and (c) in clause (i) of this Section 4.1, has the requisite power and authority to execute, deliver and perform its obligations hereunder.

4.2 Authorization; No Contravention. The execution, delivery and performance by such Investor of this Agreement and the transactions contemplated hereby and thereby (a) in the case of an Investor that is not an individual, has been duly authorized by all necessary partnership or trust action, as the case may be, (b) in the case of an Investor that is not an individual, does not contravene the terms of such Investor’s organizational documents, or any amendment thereof, (c) does not materially violate, conflict with or result in any material breach or contravention of, or the creation of any Lien under, any contractual obligation of such Investor or any Requirement of Law applicable to such Investor and (d) does not materially violate any Orders of any Governmental Authority against, or binding upon, such Investor to the knowledge of such Investor.

4.3 Governmental Authorization; Third Party Consents. No approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under any Requirement of Law, is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Investor, of this Agreement.

4.4 Binding Effect. This Agreement has been duly executed and delivered by such Investor and constitutes the legal, valid and binding obligations of such Investor, enforceable against such Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

4.5 Purchase for Own Account. The Offered Securities to be acquired by the Investors pursuant to this Agreement are being purchased or will be acquired for their own respective accounts and with no intention of distributing or reselling such Offered Securities or any part thereof in any transaction that would be in violation of the securities laws of the United States of America, or any state, without prejudice, however, to the rights of the Investors at all times to sell or otherwise dispose of all or any part of such Offered Securities under an effective registration statement under the Securities Act, or under an exemption from such registration available under the Securities Act, and subject, nevertheless, to the disposition of the Investors’ property being at all times within their control. If the Investors should in the future decide to dispose of any of such Offered Security, the Investors understand and agree that they may do so only in compliance with the Securities Act and applicable state securities laws, as then in effect. The Investors agree to the imprinting, so long as required by law, of a legend on certificates representing all of their Offered Securities to the following effect:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY TO IT, TO THE EFFECT THAT SUCH REGISTRATIONS ARE NOT REQUIRED.

THE SALE, ASSIGNMENT, HYPOTHECATION, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION (EACH A “TRANSFER”) AND VOTING OF ANY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF THE AMENDED AND RESTATED

STOCKHOLDERS AGREEMENT, DATED AS OF NOVEMBER 14, 2002, AMONG THE COMPANY AND THE STOCKHOLDERS NAMED THEREIN AND THE CERTIFICATE OF INCORPORATION, COPIES OF WHICH MAY BE INSPECTED AT THE COMPANY’S PRINCIPAL OFFICE. THE COMPANY WILL NOT REGISTER THE TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL THE TRANSFER HAS BEEN MADE IN COMPLIANCE WITH THE TERMS OF THE STOCKHOLDERS AGREEMENT AND THE CERTIFICATE OF INCORPORATION.

4.6 Restricted Securities. The Investors understand that the Offered Securities will not be registered at the time of their issuance under the Securities Act for the reason that the sale provided for in this Agreement is exempt pursuant to Section 4(2) of the Securities Act and that the reliance of the Company on such exemption is predicated in part on the Investors’ representations set forth herein.

4.7 Broker’s, Finder’s or Similar Fees. There are no brokerage commissions, finder’s fees or similar fees or commissions payable by such Investors in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with such Investors or any action taken by such Investors.

4.8 Accredited Investor. The Investors are “Accredited Investors” within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect.

ARTICLE V

CONDITIONS PRECEDENT TO

THE OBLIGATIONS OF INVESTORS TO CLOSE

The obligation of the Investors to purchase the Offered Securities, to pay the purchase price therefor at the Closing and to perform any obligations hereunder shall be subject to the satisfaction as determined by, or waiver by, the Investors of the following conditions on or before the Closing Date:

5.1 Representations and Covenants. The representations and warranties of the Company contained herein shall be true and correct in all material respects on the date hereof and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, except for those representations and warranties that are expressly limited by their terms to dates or times other than the Closing Date, which representations and warranties need only be true and correct in all material respects as of such other date or time. The Company shall have performed and complied in all material respects with all covenants and agreements required hereby to be performed or complied with by the Company on or prior to the Closing Date.

5.2 No Orders. No Order shall have been issued or litigation initiated by any Governmental Authority to restrain or prohibit, or to obtain damages or a discovery order in respect of, this Agreement or the consummation of the transactions contemplated hereby.

ARTICLE VI

CONDITIONS PRECEDENT TO THE OBLIGATIONS OF

THE COMPANY TO CLOSE

The obligations of the Company to sell the Offered Securities and to perform any obligations hereunder, shall be subject to the satisfaction as determined by, or waiver by, the Company, of the following conditions on or before the Closing Date:

6.1 Representations and Covenants. The representations and warranties of the Investors contained herein shall be true and correct in all material respects on the date hereof and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, except for those representations and warranties that are expressly limited by their terms to dates or times other than the Closing Date, which representations or warranties need only be true and correct in all material respects as of such other date or time. The Investors shall have performed and complied in all material respects with all covenants and agreements required hereby to be performed or complied with by the Investors on or prior to the Closing Date.

6.2 No Orders. No Order shall have been issued or litigation initiated by any Governmental Authority to restrain or prohibit, or to obtain damages or a discovery order in respect of, this Agreement or the consummation of the transactions contemplated hereby.

ARTICLE VII

MISCELLANEOUS

7.1 Survival of Representations and Warranties. All of the representations and warranties made herein shall survive the execution and delivery of this Agreement until the date that is twelve (12) months from the Closing Date.

7.2 Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

if to the Company:

ExlService Holdings, Inc.

350 Park Avenue

New York, NY 10022

Attention: [                    ]

Facsimile: (212) 872-1524

with a copy to:

c/o Oak Hill Capital Partners, L.P.

201 Main Street, Suite 2415

Fort Worth, TX 76102

Facsimile: (817) 339-7350

Attention: Ray Pinson

with a copy to:

Oak Hill Capital Management, Inc.

Park Avenue Tower

65 East 55th Street, 36th Floor

New York, NY 10022

Facsimile: (212) 758-3572

Attention: John R. Monsky, Esq.

if to Oak Hill:

c/o Oak Hill Capital Partners, L.P.

201 Main Street, Suite 2415

Fort Worth, TX 76102

Telecopy: (817) 339-7350

Attention: Ray Pinson

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison

1285 Avenue of the Americas

New York, NY 10019-6064

Telecopy: (212) 492-0303

Attention: Kenneth M. Schneider

with a copy to:

Oak Hill Capital Management, Inc.

Park Avenue Tower

65 East 55th Street, 36th Floor

New York, NY 10022

Telecopy: (212) 758-3572

Attention: John R. Monsky, Esq.

if to FT:

Financial Technology Ventures (Q), L.P.

601 California Street, 22nd Floor

San Francisco, CA 94108

Telecopy: (415) 229-3005

Attention: David Haynes

if to Vikram Talwar:

ExlService Inc.

1111 Broadway, Suite 2150

Oakland, CA 94607

Telecopy: (510) 893-2075

with a copy to:

Thelen Reid & Priest LLP

875 Third Avenue

New York, NY 10022-6225

Telecopy: (212) 603-2001

Attention: Andrew Kransdorf, Esq.

if to Rohit Kapoor:

ExlService Inc.

350 Park Avenue, 10th Floor

New York, NY 10022

Telecopy: (212) 872-1524

with a copy to:

Thelen Reid & Priest LLP

875 Third Avenue

New York, NY 10022-6225

Telecopy: (212) 603-2001

Attention: Andrew Kransdorf, Esq.

All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

7.3 Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. Except for the Indemnified Parties referred to in Article VII, no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

7.4 Assignments. This Agreement is not assignable except by operation of law.

7.5 Amendment and Waiver. No failure or delay on the part of a party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to a party hereto at law, in equity or otherwise.

(a) Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company or the Investors from the terms of any provision of this Agreement, shall be effective (i) only if it is made or given in writing and signed by the Company and Investors holding a majority of the Common Stock and (ii) only in the specific instance and for the specific purpose for which made or given.

7.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties hereto confirm that any telecopy copy of another party’s executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.

7.7 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

7.8 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

7.9 Rules of Construction. Unless the context otherwise requires, references to sections or subsections refer to sections or subsections of this Agreement.

7.10 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

7.11 No Public Announcement; No Disclosure. The parties shall not make any public announcement concerning this Agreement, their discussions or any other documents or communications concerning the transactions contemplated hereby unless advised by counsel that such disclosure is required by law (in which case the party so advised will promptly notify the other party). Except as permitted by the preceding sentence, without the prior consent of the Company and each Investor, no party, including its officers, directors, employees, affiliates or agents, will discuss the existence or terms of this Agreement, except to their respective legal, financial and accounting advisors who have a need to know such information solely for the purposes of assisting their respective clients with regard to the transactions contemplated hereby. A press release with respect to the transactions contemplated hereby shall be approved by the Company and each Investor not later than the Closing Date.

7.12 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to principles of conflicts of law.

7.13 Consent to Jurisdiction and Service of Process. Any claim arising out of or relating to this Agreement shall be instituted exclusively in any Federal court of the Southern District of New York or any state court located in New York County, State of New York, and each party agrees not to assert, by way of motion, as a defense or otherwise, in any such claim, any claim that it is not subject personally to the jurisdiction of such court, that the claim is brought in an inconvenient forum, that the venue of the claim is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. Each party further irrevocably submits to the jurisdiction of such court in any such claim. Any and all service of process and any other notice in any such claim shall be effective against any party if given personally or by registered or certified mail, return receipt requested, or by any other means of mail that requires a signed receipt, postage prepaid, mailed to such party as herein provided. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against any other party in any other jurisdiction.

7.14 Termination. This Agreement may be terminated at any time prior to the Closing by mutual agreement of the parties; and by the Company, if any Investor commit a material breach of this Agreement and fails to cure such breach within 30 days after notice is provided by the Company pursuant to Section 8.2 hereof.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement on the date first written above.

EXLSERVICE HOLDINGS, INC.

By:	/s/
Name:
Title:

OAK HILL CAPITAL PARTNERS, L.P.

By:	OHCP GenPar, L.P., its general partner

By:	OHCP MGP, LLC, its general partner

By:	/s/
Name:
Title:

OAK HILL CAPITAL MANAGEMENT PARTNERS, L.P.

By:	OHCP GenPar, L.P., its general partner

By:	OHCP MGP, LLC, its general partner

By:	/s/
Name:
Title:

FINANCIAL TECHNOLOGY VENTURES, L.P.

By:	FINANCIAL TECHNOLOGY MANAGEMENT, LLC

By:	/s/ James C. Hale III
Name: James C. Hale III
Title: Managing Member

[Signature Page to Stock and Note Purchase Agreement]

FINANCIAL TECHNOLOGY VENTURES (Q), L.P.

By:	FINANCIAL TECHNOLOGY MANAGEMENT, LLC

By:	/s/ James C. Hale III
Name: James C. Hale III
Title: Managing Member

FINANCIAL TECHNOLOGY VENTURES II, L.P.

By:	FINANCIAL TECHNOLOGY MANAGEMENT II, LLC

By:	/s/ James C. Hale III
Name: James C. Hale III
Title: Managing Member

FINANCIAL TECHNOLOGY VENTURES II (Q), L.P.

By:	FINANCIAL TECHNOLOGY MANAGEMENT II, LLC

By:	/s/ James C. Hale III
Name: James C. Hale III
Title: Managing Member

[Signature Page to Stock and Note Purchase Agreement]

/s/ Vikram Talwar
VIKRAM TALWAR

/s/ ROHIT KAPOOR
ROHIT KAPOOR

[Signature Page to Stock and Note Purchase Agreement]

Schedule 2.1

Purchased Common Stock and Purchase/Acquisition Price

Purchaser	Purchased Common Stock	Purchase/ Acquisition Price
Oak Hill	5,086,956	$1,218,750.00
OHCMP	130,434	$31,250.00
FT	1,739,130	$417,000.00
Vikram Talwar	260,870	$62,500.00
Rohit Kapoor	260,870	$62,500.00
Total	7,478,260	$1,792,000.00

Purchased Preferred Stock and Purchase/Acquisition Price

Purchaser	Purchased Preferred Stock	Purchase/ Acquisition Price
Oak Hill	29,144.04	$2,914,275.00
OHCMP	747.28	$74,725.00
FT	9,963.77	$996,000.00
Vikram Talwar	1,494.57	$1.49
Rohit Kapoor	1,494.57	$1.49
Total	42,844.23	$3,985,002.80

Purchased Senior Debt and Purchase/Acquisition Price

Purchaser	Purchased Senior Debt	Purchase/ Acquisition Price
Oak Hill	$3,179,475	$3,179,475.00
OHCMP	$81,525	$81,525.00
FT	$1,087,000	$1,087,000.00
Vikram Talwar	$163,000	$1.00
Rohit Kapoor	$163,000	$1.00
Total	$4,674,000	$4,348,002.00